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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2001

                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                         0-11674                         94-2712976
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 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                NO.)

                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000



                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

        The information that is set forth in the Registrant's News Release dated April 24, 2001, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1 Text of News Release dated April 24, 2001.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LSI LOGIC CORPORATION
                                            A Delaware Corporation


Dated: April 24, 2001                       By:  /s/ David G. Pursel
                                                --------------------------------
                                                David G. Pursel
                                                Vice President, General Counsel
                                                and Secretary



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                                  EXHIBIT INDEX


Exhibit Number        Description
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
    99.1              Text of News Release dated April 24, 2001



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